Panorama Premier

Supplement dated September 30, 2003 to the

Prospectus dated May 1, 2003

(If your contract was issued in New York and New Jersey, the term “Contract” in this supplement should be read as “Certificate.”)

The prospectus is changed as follows:

1.	The following statement will appear in the two locations noted below:

We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

a)	In the section titled “DCA Fixed Accounts,” in the last paragraph, the 2nd sentence is deleted and replaced with the above statement.

b)	In the section titled “The Fixed Account,” in the last paragraph, the last two sentences are deleted and replaced with the above statement.

2.	Under the heading “Death Benefit Amount During the Accumulation Phase,” the following is added:

Effective October 1, 2003, we are revising the method used to calculate the Basic Death Benefit when a withdrawal has been taken from the contract.

This change only applies to you if:

•	We issued your contract on or after October 1, 2003; and
•	When we issued your contract, this new calculation was approved in the state where your contract was issued.

When calculating a death benefit amount, we reflect a contract withdrawal as a deduction. Using our new methodology, we will treat a withdrawal as a percentage of contract value withdrawn. We will use the percentage of contract value withdrawn to lower the death benefit by the same proportion. In order to properly reflect this new methodology, we have replaced the phrases “purchase payments, less any withdrawals” and “purchase payments, less any subsequent withdrawals” with the phrases “purchase payments adjusted for withdrawals” and “purchase payments adjusted for subsequent withdrawals,” respectively. These phrases appear in the following locations:

a)	Under the subheading “Basic Death Benefit” in each item (1) and each item (3) under this heading.